SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2005

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	2-88511	25-1450605
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)	Identification Number)

County National Bank

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Press Release Announcing: Annual Meeting

CNB Financial Corporation shareholders and County National Bank each held separate annual meetings on April 19, 2005.

Exhibit 99	News Release announcing annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: April 20, 2005	By: /s/ Joseph B. Bower, Jr.

            Joseph B. Bower, Jr.
                                                                                                                       Treasurer

Exhibit Index

Number	Description

Exhibit 99	News Release announcing annual meeting

Exhibit 99

News Release

Contact: Joseph B. Bower, Jr.
Treasurer
(814) 765-9621

FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING

Clearfield, Pennsylvania - Tuesday, April 19, 2005

CNB Financial Corporation shareholders and County National Bank each held separate annual meetings on April 19, 2005.

In the CNB Financial Corporation meeting, five incumbent directors were re-seated for a term of three years, or until attaining age 70. They were: William F. Falger, James J. Leitzinger, Jeffrey S. Powell, Peter F. Smith and James B. Ryan. These directors were elected to serve the board until the Annual Meeting in the year 2008.

The following Corporation directors retained their positions but were not standing for election this year: Robert E. Brown, Michael F. Lezzer, Dennis L. Merrey, James P. Moore, William R. Owens and Deborah Dick Pontzer.

Chairman, William R. Owens, conducted the meeting. He called upon William F. Falger, President and Chief Executive Officer of CNB Financial Corporation and County National Bank, to address the shareholders. Mr. Falger thanked those present and welcomed them to the meeting. He then focused the audience’s attention on a presentation that featured year 2004 results on the firm’s growth patterns, earnings per share, which is expected to continue in a positive trend, and resulting dividends.

Mr. Falger offered his comments regarding the performance of the Bank since the last Annual Shareholder’s Meeting in 2004 and the objectives for the remainder of 2005, stating that the focus would be to maximize profitability while continuing to grow assets.

Loan Production Offices in Johnstown and Warren have produced $63 million and $11 million in loans, respectively.

Successful events during the past year include the expansion of the Corporation’s product and service offerings through CNB Wealth Management Services, which complement the previously offered annuities products. The renovation of Philipsburg’s Presqueisle Street office and Osceola Mills offices also reinforce the Corporation’s commitment to continued customer service enhancements. Enhanced ebanking services offer consumers more options with epay, ebills and online check images and the commercial customers the choice between standard access or full-service cash management capabilities.

This year, the Bank has already undergone the relocation of the St. Marys in-store office from inside BiLo to a full-service office located in Fox Township, in a high-traffic area in front of the St. Marys Wal-Mart. Also launched this year, a new Business Checking Product line, to include a Positively Free Small Business Checking package and a Business Check Card.

Mr. Falger presented the Bank’s objectives for 2005, which include continuing to grow market share and establishing a strong consumer lending presence within areas served by its branch network, putting a strong emphasis on small business core banking products and commercial relationships, annuities and wealth management services. In addition, the Bank will continue to enhance brand identity and image, establish a customer relationship driven service and sales process, and take advantage of expansion and acquisition opportunities in larger markets, which could be announced within 90 days. Mr. Falger completed his remarks with plans to open the full-service office in Warren later this year.

In the Corporation’s reorganizational meeting, the Board appointed Michael F. Lezzer and Joseph B. Bower, Jr. as Class 3 directors to serve until the annual meeting in 2006. The following corporation officers were named: William F. Falger, President and Chief Executive Officer; Joseph B. Bower, Jr., Executive Vice President, Secretary and Treasurer; and Donald E. Shawley, Assistant Secretary. Peter F. Smith was retained as counsel.

The County National Bank annual meeting then followed with the twelve incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, James J. Leitzinger, Michael F. Lezzer, Dennis L. Merrey, James P. Moore, William R. Owens, Deborah Dick Pontzer, Jeffrey S. Powell, James B. Ryan and Peter F. Smith.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Falger, President and Chief Executive Officer; Mr. Bower, Executive Vice President and Chief Operating Officer; Mark D. Breakey, Senior Vice President and Credit Risk Manager; Donald E. Shawley, Senior Vice President and Senior Trust Officer; and Richard L. Sloppy, Senior Vice President and Senior Loan Officer.

Robert S. Berezansky, Vice President/Corporate Lending; James M. Baker, Robin L. Hay, Jeffrey A. Herr, William J. Mills, Charles C. Shrader and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Duane P. Shifter, Vice President/ Community Banking; Mary Ann Conaway, Vice President/ Human Resources; Georgia A. Gertz, Vice President/ Wealth Management; Charles R. Guarino, Vice President/ Chief Financial Officer; Helen G. Kolar, Vice President/Marketing & Sales; Rachel E. Larson, Vice President/ Operations; Edward H. Proud, Vice President/ Information Systems; Christopher L. Stott, Vice President/ Mortgage Lending; Michael C. Sutika, Vice President/ Branch Administration; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Mary A. Baker, Vickie L. Baker, Ruth Anne Ryan-Catalano, Kristen L. Howard, David W. Ogden, Rodger L. Read, and Deborah M. Young, Assistant Vice Presidents; Denise J. Greene, Francine M. Papa, Larry A. Putt, Douglas M. Shaffer, Susan J. Shimmel and Steven C. Tunall, Community Office Managers; Tammy C. Wagner, Staff Commercial Lender; Paul A. McDermott, Brenda L. Terry, Mary Ann Roney and Gregory R. Williams, Banking Officers; Thomas J. Ammerman, Jr., Bank Security Officer; Richard L. Bannon, Credit Administration Officer; Donna J. Collins, Compliance Officer; Richard L. Greslick, Jr., Banking Officer and Controller; Leanne D. Kassab, Marketing Officer; Susan B. Kurtz, Customer Service Officer; Glenn R. Pentz, Trust Officer, Dennis J. Sloppy, Information Systems Officer; Carolyn B. Smeal and Susan M. Warrick, Operations Officers; and Jane M. Gnan, Assistant Trust Officer.

Inquiries regarding CNB Financial Corporation stock (CCNE) can be answered by phoning

(814) 765-9621.

County National Bank is the primary subsidiary of CNB Financial Corporation and has twenty community offices in Cambria, Clearfield, Centre, Elk, Jefferson and McKean counties and Loan Production offices in Johnstown and Warren, PA.

County National Bank’s website is http://www.bankcnb.com.